SUPPLEMENT TO THE PROSPECTUS
Supplement dated September 28, 2011 to the Prospectus dated June 29, 2011, as supplemented on July 21, 2011, for Performance Trust Municipal Bond Fund (the “Fund”), a series of Trust for Professional Managers (the “Trust”)

Effective immediately, the Fund’s principal investment strategies and principal investment risks are revised to reflect an increase in the Fund’s ability to invest in other investment companies, including closed-end mutual funds and exchange-traded funds (“ETFs”).

The following disclosures are hereby revised to reflect this revision.

The first paragraph under the section entitled “Principal Investment Strategies” on page 3 in the Summary Section is amended to read as follows:

Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets in investment-grade quality municipal securities that pay interest that is exempt from regular federal income tax.  The Fund may invest up to 20% of its net assets in below investment grade municipal securities as well as up to 20% of its net assets in securities that are subject to federal income tax.  In addition, the Fund may invest up to 20% of its net assets in other investment companies, including closed-end funds and exchange-traded funds (“ETFs”).

The disclosure under the section entitled “Principal Risks” on page 4 in the Summary Section is amended to include the following:

Other Investment Companies Risk
You will indirectly bear fees and expenses charged by underlying investment companies (mutual funds and ETFs) in addition to the Fund’s direct fees and expenses.  As a result, your cost of investing in the Fund will be higher than the cost of investing directly in the underlying investment company shares.

Exchange-Traded Fund Risk
Unlike mutual funds, ETFs do not necessarily trade at the net asset values of their underlying securities, which means an ETF could potentially trade above or below the value of its underlying portfolio.  Additionally, because ETFs trade like stocks on exchanges, they are subject to trading and commission costs, unlike open-end mutual funds.

The first paragraph under the section entitled “Principal Investment Strategies” on page 6 is amended to read as follows:

Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets in investment grade municipal obligations issued by or on behalf of state and local governmental authorities throughout the United States and its territories that are exempt from regular federal income tax, but not necessarily exempt from AMT. The Fund may invest up to 20% of its net assets in below investment grade municipal bonds, commonly referred to as “high yield” or “junk” bonds as well as up to 20% of its net assets in securities that pay interest subject to federal income tax.  In addition, the Fund may invest up to 20% of its net assets in other investment companies, including closed-end funds and ETFs.  Investments in other investment companies that invest predominantly in investment-grade quality municipal securities that pay interest that is exempt from regular federal income tax are considered investment-grade quality municipal securities that pay interest that is exempt from regular federal income tax for the 80% test.

The disclosure under the section entitled “Principal Risks” beginning on page 6 is amended to include the following:

Other Investment Companies Risk
The Fund may invest in shares of other investment companies, including closed-end mutual funds and ETFs, as a means to pursue its investment objective.  As a result of this policy, your cost of investing in the Fund will be higher than the cost of investing directly in the underlying fund shares.  You will indirectly bear fees and expenses charged by the underlying funds in addition to the Fund’s direct fees and expenses.  Furthermore, the use of this strategy could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes payable by you.  With certain exceptions, the 1940 Act generally prohibits a fund from acquiring shares of an investment company if, immediately after such acquisition, the fund and its affiliated persons would hold more than 3% of such investment company’s total outstanding shares.  This prohibition may prevent the Fund from allocating its investments in an optimal manner.

Exchange-Traded Fund Risk
The price of an ETF may fluctuate within a wide range, and the Fund may lose money by investing in an ETF if the prices of the securities owned by the ETF go down.  In addition, ETFs are subject to the following risks that do not apply to conventional mutual funds: (1)  the market price of the ETF’s shares may trade at a discount to their net asset value; (2) an active trading market for an ETF’s shares may not develop or be maintained; and (3) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in securities prices) halts trading generally.  ETFs also have management fees that increase their cost.  In addition, investing in ETFs that use investment techniques and financial instruments that may be considered aggressive, including the use of futures contracts, options on futures contracts, securities on indices, forward contracts, swap agreements and similar instruments, may expose the Fund to potentially dramatic changes (losses) in the value of its portfolio holdings.  Such techniques may include short sales or other techniques that are intended to provide inverse exposure to a particular market or other asset class.

Please retain this supplement with your Prospectus.